Exhibit 1.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that a single joint Schedule 13D and any amendments thereto may be filed on behalf of each of the undersigned with respect to the securities held by each of them in Quintana Energy Services Inc. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

Dated: February 26, 2018

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QUINTANA CAPITAL GROUP, L.P

By: Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

QUINTANA CAPITAL GROUP GP LTD.

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

QUINTANA ENERGY FUND—FI, LP

By: Quintana Capital Group, L.P., its general partner

By: Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

QUINTANA ENERGY FUND—TE, LP

By: Quintana Capital Group, L.P., its general partner

By: Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

QUINTANA ENERGY PARTNERS, L.P.

By: Quintana Capital Group, L.P., its general partner

By: Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

QUINTANA ENERGY PARTNERS—QES HOLDINGS, L.L.C.

By: Quintana Energy Partners, L.P., its managing member

By: Quintana Capital Group, L.P., its general partner

By: Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

QEP MANAGEMENT CO., LP

By: QEP Management Co. GP, LLC, its general partner

By: Quintana Capital Group, L.P., its general partner

By: Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

QEP MANAGEMENT CO. GP, LLC

By: Quintana Capital Group, L.P., its general partner

By: Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Managing Partner and Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

ROBERTSON QES INVESTMENT LLC

By:	/s/ Corbin J. Robertson, Jr.
Name:	Corbin J. Robertson, Jr.
Title:	Manager

SIGNATURE PAGE TO JOINT FILING AGREEMENT

CORBIN J. ROBERTSON, JR.

/s/ Corbin J. Robertson, Jr.

SIGNATURE PAGE TO JOINT FILING AGREEMENT

ARCHER LIMITED

By:	/s/ Adam Todd
Name:	Adam Todd
Title:	General Counsel

SIGNATURE PAGE TO JOINT FILING AGREEMENT

ARCHER ASSETS UK LIMITED

By:	/s/ Robin Brice
Name:	Robin Brice
Title:	Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

ARCHER WELL COMPANY INC.

By:	/s/ Robin Brice
Name:	Robin Brice
Title:	Vice President and Secretary

SIGNATURE PAGE TO JOINT FILING AGREEMENT

ARCHER HOLDCO LLC

By:	/s/ Robin Brice
Name:	Robin Brice
Title:	Vice President and Secretary

SIGNATURE PAGE TO JOINT FILING AGREEMENT

JOHN FREDRIKSEN

/s/ John Fredriksen

SIGNATURE PAGE TO JOINT FILING AGREEMENT

C.K. LIMITED

By:	/s/ Spyros Episkopou
Name:	Spyros Episkopou
Title:	Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

GREENWICH HOLDINGS LIMITED

By:	/s/ Spyros Episkopou
Name:	Spyros Episkopou
Title:	Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

FAMATOWN FINANCE LIMITED

By:	/s/ Spyros Episkopou
Name:	Spyros Episkopou
Title:	Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT

GEVERAN INVESTMENTS LIMITED

By:	/s/ Spyros Episkopou
Name:	Spyros Episkopou
Title:	Director

SIGNATURE PAGE TO JOINT FILING AGREEMENT